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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JUNE 10, 2002

                               -------------------

                Date of Report (Date of earliest event reported)

                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.

                              ---------------------

               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-28006               94-3186021
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(State or Other Jurisdiction of    (Commission           (IRS Employer
         Incorporation)            File Number)        Identification No.)



                       1365 MAIN STREET, WALTHAM, MA 02451
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 647-5554
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              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS.

         On June 10, 2002, the Registrant issued a press release reporting its intention to advance clinical development programs and to restructure resources to focus on development goals. The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            EXHIBIT
            NUMBER            DESCRIPTION


            99.1              Press release, dated June 10, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 10, 2002            ESSENTIAL THERAPEUTICS, INC.


                                By: /s/ Paul J. Mellett
                                    ------------------------------------------
                                    Paul J. Mellett,
                                    Senior Vice President,
                                    Chief Financial Officer
                                    and Treasurer
                                    (Principal Financial Officer)